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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT of 1934



       Date of Report (Date of Earliest Event Reported) November 7, 1996



                              INNKEEPERS USA TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                     0-24568                 65-0503831
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
     of incorporation)                                     Identification No.)


                            306 Royal Poinciana Way
                           Palm Beach, Florida 33480
                    (Address of principal executive offices)


                                 (407) 835-1800
              (Registrant's telephone number, including area code)


                                      N/A
         (former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Subsidiaries of Innkeepers USA Limited Partnership, a Virginia limited partnership (collectively with Innkeepers USA Limited Partnership, the "Partnership"), of which wholly owned subsidiaries of Innkeepers USA Trust (the "Registrant") serve as general partners, consummated the acquisition of seven existing Residence Inn by Marriott Hotels (the "DeBoer Hotels") on November 7, 1996. The DeBoer Hotels were purchased from partnerships affiliated with Jack
P. DeBoer for a total purchase price of $108,500,000. The Partnership's purchase price for the DeBoer Hotels consisted of approximately $38,207,000 in cash, which was funded from the net proceeds of an 11,500,000 Common Share follow-on offering by the Registrant ("Offering") completed October 25, 1996, the assumption of approximately $25,096,000 in indebtedness and the issuance of approximately $44,697,000 of preferred units of limited partnership interest in the Partnership ("Preferred Units", each with a deemed value of $11 per Preferred Unit for a total 4,063,329 Preferred Units) and $500,000 in common units of limited partnership interest ("Common Units", each with a deemed value of $11.375 per Common Unit for a total of 43,956 Common Units). Preferred Units and Common Units are sometimes referred to herein collectively as "Units".

The 4,107,285 Units issued in connection with the acquisition of the DeBoer Hotels have redemption rights which enable the holders to redeem their Units in exchange for Common Shares of the Registrant on a one-for-one basis or, at the election of the Registrant, for cash. Generally, the redemption rights for Preferred Units and Common Units issued in connection with the DeBoer Hotels may not be exercised until November 1998, and October 1997, respectively. Annual preferred distributions of $1.10 are payable on each Preferred Unit, which may increase to $1.155 based on increases in distributions payable on the Registrant's Common Shares. Annual distributions are payable on the Common Units generally equal to the distributions on Common Shares.

The DeBoer Hotels will be managed by Residence Inn by Marriott, Inc. ("Marriott"), a subsidiary of Marriott International, Inc., pursuant to separate management agreements between Marriott and an affiliate of JF Hotel, Inc., which, together with certain of its affiliates (collectively, the "Lessee"), lease all of the Partnership's hotels. The Lessee is majority owned by Jeffrey H. Fisher, Chairman of the Board and President of the Registrant. Marriott received the Common Units issued in connection with the acquisition of the DeBoer Hotels as a termination fee for the then-existing management contracts relating to such hotels.

The DeBoer Hotels include a 159-suite Residence Inn hotel in San Mateo, California; a 231-suite Residence Inn hotel in Oakmead, California; a 247-suite Residence Inn hotel in Sunnyvale, California; a 156-suite Residence Inn hotel in Denver (Downtown), Colorado; a 64-suite Residence Inn hotel in Wichita East, Kansas; a 60-suite Residence Inn hotel in East Lansing, Michigan; and a 96-suite Residence Inn hotel in Grand Rapids, Michigan.

The Lessee leases all of the Partnership's hotels pursuant to percentage leases which provide for rent equal to the greater of (i) fixed base rent or (ii) percentage rent based on room revenues of the hotels. The percentage leases for the DeBoer Hotels have terms of thirteen years.





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The annual percentage rent formula for each DeBoer Hotel is as follows:

                                                                 REVENUE                 FIRST       SECOND
                                            BASE RENT            BREAK POINT             TIER         TIER
                                            ---------            -----------             ----         ----
 Residence Inn -                            $1,427,000           $2,450,000               30%          68%
   San Mateo, CA

 Residence Inn -                             2,154,000            2,450,000               30%          68%
   Oakmead, CA

 Residence Inn -                             2,244,000            2,700,000               30%          68%
   Sunnyvale, CA

 Residence Inn -                               684,000            2,750,000               30%          68%
   Denver (Downtown), CO

 Residence Inn -                               287,000            1,175,000               30%          68%
   Wichita East, KS

 Residence Inn -                               290,000              950,000               30%          68%
   East Lansing, MI

 Residence Inn -                               509,000            1,350,000               30%          68%
   Grand Rapids, MI

The DeBoer Hotels will continue to operate as hotel properties.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

(a)      Financial Statements of the DeBoer Hotels

         The combined balance sheet and statements of operations, partners' deficit and cash flows of the DeBoer Hotels as of December 31, 1994 and December 30, 1995 and for each of the three fiscal years in the period ended December 31, 1995 are incorporated by reference as previously filed in the Registrant's Form S-3 Registration Statement dated September 27, 1996, Registration No. 333-12809.

(b)      Pro Forma Financial Information

         Unaudited pro forma condensed combined balance sheet and statements of operations will be filed within 60 days as prescribed by Rule 3-05 of Regulation S-X.

(c)      Exhibits -

         2.1 Contribution Agreement dated September 16, 1996 among Denver Downtown Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - Denver (Downtown), Colorado hotel (incorporated by reference from Exhibit 2.1 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         2.2 Contribution Agreement dated September 16, 1996 among Sunnyvale Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - Oakmead, California hotel [Silicon Valley I] (incorporated by reference from Exhibit 2.2 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         2.3 Contribution Agreement dated September 16, 1996 among Kentwood Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - Grand Rapids, Michigan hotel (incorporated by reference from Exhibit 2.3 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).





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         2.4     Contribution Agreement dated September 16, 1996 among San
         Mateo Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - San Mateo, California hotel (incorporated by reference from Exhibit 2.4 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         2.5 Contribution Agreement dated September 16, 1996 among Oakmead Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - Sunnyvale, California hotel [Silicon Valley II] (incorporated by reference from Exhibit 2.5 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         2.6 Contribution Agreement dated September 16, 1996 among East Lansing Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - East Lansing, Michigan hotel (incorporated by reference from Exhibit 2.6 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         2.7 Contribution Agreement dated September 16, 1996 among Wichita East Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - Witchita East, Kansas (incorporated by reference from Exhibit 2.7 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         23.1    Consent of Coopers & Lybrand L.L.P.

         23.2    Consent of Coopers & Lybrand L.L.P.





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         INNKEEPERS USA TRUST



November 22, 1996                        /s/ David Bulger
-----------------                        ----------------------------
Date                                     David Bulger
                                         Chief Financial Officer





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                                 EXHIBIT INDEX


         2.1 Contribution Agreement dated September 16, 1996 among Denver Downtown Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - Denver (Downtown), Colorado hotel (incorporated by reference from Exhibit 2.1 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         2.2 Contribution Agreement dated September 16, 1996 among Sunnyvale Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - Oakmead, California hotel [Silicon Valley I] (incorporated by reference from Exhibit 2.2 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         2.3 Contribution Agreement dated September 16, 1996 among Kentwood Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - Grand Rapids, Michigan hotel (incorporated by reference from Exhibit 2.3 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         2.4 Contribution Agreement dated September 16, 1996 among San Mateo Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - San Mateo, California hotel (incorporated by reference from Exhibit 2.4 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         2.5 Contribution Agreement dated September 16, 1996 among Oakmead Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - Sunnyvale, California hotel [Silicon Valley II] (incorporated by reference from Exhibit 2.5 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         2.6 Contribution Agreement dated September 16, 1996 among East Lansing Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - East Lansing, Michigan hotel (incorporated by reference from Exhibit 2.6 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         2.7 Contribution Agreement dated September 16, 1996 among Wichita East Residence Associates, L.P., a Kansas limited partnership, as Contributor, Innkeepers USA Limited Partnership, a Virginia limited partnership, as Acquiror, and Innkeepers USA Trust, a Maryland real estate investment trust, in connection with the Residence Inn - Witchita East, Kansas (incorporated by reference from Exhibit 2.7 of the Registrant's Registration Statement on Form S-3, Registration No. 333-12809).

         23.1    Consent of Coopers & Lybrand L.L.P.

         23.2    Consent of Coopers & Lybrand L.L.P.





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